UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

June 23, 2003

Date of Report

(Date of earliest event reported)

DECRANE AIRCRAFT HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware

000-22371

34-1645569

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2361 Rosecrans Avenue, Suite 180, El Segundo, CA 90245

(Address, including zip code, of principal executive offices)

(310) 725-9123
(Registrant’s telephone number, including area code)

Not Applicable
(Former address and telephone number of principal executive offices, if changed since last report)

Item 9.                                   Regulation FD Disclosure.

On June 23, 2003, we filed a registration statement on Form S-1 regarding the 12% Series B Senior Subordinated Notes due 2008 of DeCrane Aircraft Holdings, Inc. in order to register market-making sales to be made by Credit Suisse First Boston LLC.  The registration statement contains revised audited financial statements for DeCrane Aircraft that reflect the sale of the Specialty Avionics Group on May 23, 2003 and include a revised, unqualified report of our independent accountants.  As previously disclosed, our senior credit facility required us to file such revised financial statements and independent accountants’ report by June 23, 2003 to avoid a default thereunder.

The registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective.  These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.  This report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

A copy of the registration statement filed with the SEC is available on the SEC’s website, www.sec.gov.

Special Note Regarding Forward-Looking Statements

All statements other than statements of historical facts included in this report and our other public statements, including statements about our future performance and liquidity and future industry performance, are considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are subject to known and unknown risks, uncertainties and other factors, which are difficult to predict.  We are vulnerable to a variety of elements that affect many businesses, such as:

•                  the cyclical nature of the aircraft products and services market of the aerospace industry;

•                  fuel prices and general economic conditions that affect demand for aircraft and air travel, which in turn affect demand for our products and services;

•                  acts and ongoing threats of global terrorism, military conflicts and health epidemics that affect demand for aircraft and air travel, which in turn affect demand for our products and services;

•                  our reliance on key customers and the adverse effect a significant decline in business from any one of them would have on our business;

•                  changes in prevailing interest rates and the availability of financing to fund our plans for continued growth;

•                  competition from larger companies;

•                  Federal Aviation Administration prescribed standards and licensing requirements, which apply to many of the products and services we provide;

•                  inflation, and other general changes in costs of goods and services;

•                  price and availability of raw materials, component parts and electrical energy;

•                  liability and other claims asserted against us that exceeds our insurance coverage;

•                  the ability to attract and retain qualified personnel;

•                  labor disturbances; and

•                  changes in operating strategy, or our acquisition and capital expenditure plans.

Changes in such factors could cause our actual results to differ materially from those expressed or implied in this report and our other public statements.  Although we believe that the expectations reflected in such statements are reasonable, we can give no assurance that such expectations will prove to be correct.  We undertake no obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.  You should not rely on our forward-looking statements as if they were certainties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DeCrane Aircraft Holdings, Inc.
(Registrant)

Date: June 23, 2003	By:	/s/ RICHARD J. KAPLAN
		Name:	Richard J. Kaplan
		Title:	Senior Vice President, Chief Financial Officer, Secretary and Treasurer